UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2023

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices) (Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Electromed, Inc. (the “Company”) held on November 10, 2023, the following proposals, each as described in further detail in the definitive proxy statement filed on September 26, 2023, were voted upon by our shareholders as set forth below:

1.	The following individuals designated by our Board of Directors (the “Board”) as nominees for director were elected for a one-year term or until a successor has been elected and qualified, thereby setting the number of directors at eight, with voting as follows:

Name	For	Withheld	Broker Non-Votes
James L. Cunniff	4,043,526	23,776	1,282,424
Stan K. Erickson	3,934,581	132,721	1,282,424
Gregory J. Fluet	3,886,683	180,619	1,282,424
Joseph L. Galatowitsch	4,036,919	30,383	1,282,424
Kathleen S. Skarvan	4,026,909	40,393	1,282,424
Andrew J. Summers	3,308,087	759,215	1,282,424
Kathleen A. Tune	3,416,625	650,677	1,282,424
Andrea M. Walsh	3,928,188	139,114	1,282,424

2.	Our shareholders approved the Electromed, Inc. 2023 Equity Incentive Plan with voting as follows:

For	Against	Abstain	Broker Non-Votes
3,900,794	146,689	19,819	1,282,424

3.	Our shareholders ratified the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024, with voting as follows:

For	Against	Abstain
5,256,837	44,804	48,085

4.	Our shareholders approved, on a non-binding and advisory basis, our executive compensation, with voting as follows:

For	Against	Abstain	Broker Non-Votes
3,990,197	54,887	22,218	1,282,424

Item 7.01	Regulation FD Disclosure.

The Company has updated its investor presentation, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company intends to use the presentation in whole or in part, in one or more meetings with investors and analysts.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Company Investor Presentation dated November 15, 2023
104	Cover Page Interactive Data File (embedded in the cover page and formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: November 15, 2023	By: /s/ Bradley M. Nagel
	Name:	Bradley M. Nagel
	Title:	Chief Financial Officer